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                                                                Exhibit 14(b)


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Financial Highlights" in this Registration Statement (Form N-14 No. 333-67856) of the SunAmerica Money Market Funds, Inc.




                                               ERNST & YOUNG LLP


NEW YORK, NEW YORK
September 28, 2001